UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2020
__________________________________________________
DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________________

Delaware	001-36281	20-5993609
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)
(617) 621-8097
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement
Amendment to Hayden Lease
On July 1, 2020, Dicerna Pharmaceuticals, Inc. (the “Company”) entered into the first amendment (the “Hayden Amendment”) to the Indenture of Lease, dated as of January 2, 2019, by and between the Company and Hayden Office Trust (as amended, the “Amended Hayden Lease”). The Hayden Lease Amendment expands the square footage leased under the Amended Hayden Lease to contain a total of 91,728 rentable square feet.
The Hayden Amendment increases monthly base rent by an average of $186,110.64 per month, beginning four months after the Expansion Premises Commencement Date (as defined in the Hayden Amendment). In addition, throughout the term of the Amended Hayden Lease, the Company is responsible for paying certain costs and expenses, including insurance costs and a proportionate share of applicable taxes and operating expenses for the premises.
The foregoing summary is qualified in its entirety by reference to the Hayden Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.
Second Amendment to Pearl Lease
On July 8, 2020, the Company entered into a second amendment (the “Second Pearl Lease Amendment”) to the Lease Agreement dated August 26, 2019, by and between the Company and Western Office Portfolio Property Owner LLC (the “Pearl Lease”), as amended by that certain First Amendment to Lease Agreement dated February 4, 2020 (the “First Amendment” and, together with the Second Pearl Amendment and the Pearl Lease, the “Amended Pearl Lease”). The Second Pearl Lease Amendment approves a biotechnology laboratory to be operated by the Company on the premises.
Under the Second Pearl Lease Amendment, the Company shall be responsible for any damage caused through the conversion of the premises to a biotechnology laboratory, and the Company must abide by certain requirements, as detailed in the Second Pearl Lease Amendment, in the operation and maintenance of the biotechnology laboratory.
The foregoing summary is qualified in its entirety by reference to the Amended Pearl Lease, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas W. Pagán
Douglas W. Pagán
Chief Financial Officer